AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION on April 30, 2012

REGISTRATION NOS. 333 -122901
811 -21719

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]
PRE-EFFECTIVE AMENDMENT NO.	[ ]
POST-EFFECTIVE AMENDMENT NO. 252	[X]
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
AMENDMENT NO. 260	[X]

INVESTMENT MANAGERS SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

803 West Michigan Street
Milwaukee, WI 53233

(Address of Principal Executive Offices, including Zip Code)
Registrant's Telephone Number, Including Area Code: (414) 299-2295

Constance Dye Shannon
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

(Name and Address of Agent for Service)

COPIES TO:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

It is proposed that this filing will become effective (check appropriate box):

[X]	immediately upon filing pursuant to paragraph (b) of Rule 485; or
[ ]	on _______________, pursuant to paragraph (b) of Rule 485; or
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
[ ]	on _______________ pursuant to paragraph (a)(1) of Rule 485; or
[ ]	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _______________ pursuant to paragraph (a)(2) of Rule 485; or
[ ]	on _______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

W.P. Stewart & Co. Growth Fund
Ticker Symbol:  WPSGX

PROSPECTUS
April 30, 2012

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

W.P. Stewart & Co. Growth Fund
A series of the Investment Managers Series Trust (the “Trust”)

Table of Contents

SUMMARY SECTION	1
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	5
MANAGEMENT OF THE FUND	6
YOUR ACCOUNT WITH THE FUND	7
SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES	16
DIVIDENDS AND DISTRIBUTIONS	16
FEDERAL INCOME TAX CONSEQUENCES	17
FINANCIAL HIGHLIGHTS	18

SUMMARY SECTION

Investment Objective
The Fund’s investment objective is to earn capital gains.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 60 days of purchase (as a percentage of amount redeemed)	1.00%
Wire fee	$20.00
Overnight check delivery fee	$15.00
Retirement account fees (annual maintenance and full redemption requests)	$15.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution (Rule 12b-1) Fee	None
Other expenses	1.01%
Total annual fund operating expenses1	2.01%
Expense reimbursement1	(0.78%)
Total annual fund operating expenses after expense reimbursement1	1.23%

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The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.23% of average daily net assets of the Fund. This agreement is effective until April 30, 2013, and may be terminated by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment. The total annual fund operating expenses after expense reimbursement in the table have been restated to reflect the current expense limit.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as the estimate shown above.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above through April 30, 2013, and assuming no expense reimbursement after such date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$125	$555	$1,011	$2,275

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SUMMARY SECTION

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies
The Fund’s advisor seeks to achieve the Fund’s investment objective of capital gains (i.e., growth in the value of the Fund’s shares) by investing in common stocks of U.S. companies based on a variety of factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s advisor, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Fund primarily invests in large-market capitalization companies, which the Fund’s advisor defines as companies that have market capitalizations of $5 billion or more (“large-cap”). The Fund’s portfolio normally consists primarily of common stocks of U.S.-based companies listed on the New York Stock Exchange.

Principal Risks of Investing
The Fund’s principal risks are described below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Market and Equity Risk.  Your Fund shares can go down in value, so you may lose money by investing in the Fund. The price of the Fund’s shares may be more volatile than the price of shares of funds investing in other types of equity securities or primarily in fixed income securities. The price of common stocks tends to fluctuate more dramatically than other types of investments. These price movements may result from economic, political and regulatory factors affecting individual companies, industries or securities markets as a whole.

Growth Stock Risk.  The price of growth stocks may be particularly volatile. Because the companies that issue these stocks usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market. Also, because investors buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines.

Large Cap Risk.  In certain market cycles, the stocks of small- or mid-cap companies may outperform the stocks of large-cap companies.

Non-Diversification Risk.  The Fund is a “non-diversified” investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund’s performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than a diversified investment company to any single economic, political or regulatory occurrence.

Management Risk.  No method of fundamental or technical analysis, including that employed by the Fund’s advisor, has been proven to provide a guaranteed rate of return adjusted for investment risk.

Suitability.  Because the Fund invests a high percentage of its assets in a limited number of common stocks, the Fund may not represent a complete investment program.

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SUMMARY SECTION

Performance

The information shown below reflects the historical performance of the W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”) and the Fund. Effective as of the close of business on November 30, 2009, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have identical investment objectives and strategies and are managed by the same investment advisor. The performance information provided below indicates some of the risks of investing in the Fund by showing changes in the Predecessor Fund’s and the Fund’s performance from year to year and by comparing the performance of the Predecessor Fund and the Fund with the performance of a broad-based market index.  The table below illustrates the Predecessor Fund’s and the Fund’s total return compared with a broad-based securities market index. Updated performance information is available on the Fund’s website at www.wpstewart.com/WPSCOGF.aspx

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. The Fund may not perform at the same level in the future.

Annual Total Returns

During the 10-year period shown in the bar chart, the highest return for a quarter was 15.06% (quarter ended December 31, 2004) and the lowest return for a quarter was -20.33% (quarter ended December 31, 2008 ).

Average Annual Total Returns
(as of the fiscal year ended December 31, 2011)

	One Year	Five Years	Ten Years	Since Inception (2/28/94)
Return Before Taxes	0.82%	0.75%	3.00%	7.25%
Return After Taxes on Distributions*	0.82%	0.16%	2.37%	6.33%
Return After Taxes on Distributions and Sale of Fund Shares*	0.53%	0.59%	2.52%	6.17%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	2.92%	7.73%

*
After-tax returns are estimated and based on calculations using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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SUMMARY SECTION

Investment Advisor
WPS Advisors, Inc. (the “Advisor”)

Portfolio Manager
James Tierney, Chief Investment Officer, Portfolio Manager/Analyst and Senior Vice President of the Advisor, has been the portfolio manager of the Fund since March 2009.

Purchase and Sale of Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Open Your Account through a Selected Broker	To Add to Your Account
Direct Regular Accounts	$25,000	$2,500	No mimimum
Direct Retirement Accounts	$25,000	$2,500	No mimimum
Automatic Investment Plan	$25,000	$2,500	No mimimum
Gift Account For Minors	$25,000	$2,500	No mimimum

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information
The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. For additional information, please see “Federal Income Tax Consequences”.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Principal Investment Strategies

The Fund’s investment objective is to earn capital gains for shareholders. The Fund normally invests primarily in common stocks listed on the New York Stock Exchange, but also invests, from time to time, in common stocks listed on other U.S. stock exchanges, in common stocks traded through The NASDAQ Stock Market Inc. (“NASDAQ”) and on international exchanges. The Fund permits investors to participate in a professionally-managed portfolio consisting primarily of stocks of growth businesses based in the United States.

The Advisor employs an appraisal method which attempts to measure each prospective company’s quality and growth rate by numerous criteria. Such criteria include the company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Advisor, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Advisor compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Advisor weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. No method of fundamental or technical analysis, including that employed by the Advisor, has been proven to provide a guaranteed rate of return adjusted for investment risk.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be  “non-diversified” which means that the securities laws do not limit the percentage of its assets that it may invest in any one company  (subject to certain limitations under the Internal Revenue Code).

Principal Investment Risks

The price of the Fund’s shares may go up or down, and may be more volatile than shares of a fund investing in fixed income or money market securities. The prices of common stocks tend to rise and fall more dramatically than other types of investments. These price movements may result from economic, political, regulatory and other factors affecting the issuer, the issuer’s geographic region, the issuer’s industry, stock markets in general or particular sectors of stock markets. Large-cap stocks, for example, can react differently than small- or mid-cap stocks.

The price of growth stocks may be particularly volatile. Since the issuers of such stocks usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market. Also, growth stocks tend to be more expensive relative to their earnings or assets, especially compared to “value” stocks. Because investors buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines.

Because the Fund invests in a relatively small number of individual stocks, the risks of investing in the Fund are greater than the risks of investing in a more widely diversified fund. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in a particular company’s financial condition or in the market’s assessment of the company.

Other Investment Strategies and Risks

In addition to the Fund’s principal investment strategies described above, the Fund may invest in the following other investments:

Temporary Positions: For temporary defensive purposes, the Fund may invest up to 100% of its assets in debt securities of the U.S. government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as other money market instruments. The Fund may also invest in such debt securities

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in order to earn a return on available cash balances pending investment or reinvestment. The Fund may not achieve its investment objective by investing in such securities.

Mid-Cap Positions: Although the Fund primarily invests in large-cap stocks, it may also invest in the stocks of mid-capitalization companies, which the Advisor defines as companies that have market capitalizations of $2 billion to $5 billion (“mid-cap”). Mid-cap stocks may be more volatile and less liquid than large-cap stocks.

Foreign Investments: The Fund may also invest in stocks issued by non-U.S. companies. Such investments will normally be made through the purchase of American Depositary Receipts (“ADRs”), which are investments in shares of non-U.S. companies denominated in U.S. Dollars. Investments in non-U.S. stocks, whether directly or through ADRs, involve more and different risks than investments in U.S. stocks. Foreign companies are not necessarily subject to the same disclosure, accounting and financial reporting standards as U.S. companies. Furthermore, the political, economic and social structures of some countries may be less stable and more volatile than those in the United States. As a result, foreign stock exchanges, custodial arrangements and currencies generally are more volatile.

If the underlying investments represented by ADRs are denominated in foreign currencies or the Fund receives dividends that are declared in foreign currencies, the value of the ADRs and the amount of dividends received as measured in U.S. Dollars may be adversely affected by fluctuations in currencies, including fluctuations in the euro currency. Foreign investments, especially those in emerging markets, may be more volatile and potentially less liquid than investments in U.S. companies. In addition, dividends declared on the underlying investment represented by ADRs generally will be subject to withholding taxes.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (the “SAI”). As described in more detail in the SAI, the Fund publicly files a complete list of its portfolio holdings, which can be accessed from the SEC’s website at http://www.sec.gov, 60 to 70 days after the end of a calendar quarter (on forms N-CSR and N-Q).

MANAGEMENT OF THE FUND

Investment Advisor
The Fund’s investments are managed by the Advisor, a Delaware corporation incorporated in 1998. The Advisor and its affiliates and its and their predecessors have been providing investment advisory services to individuals, trusts and pension funds since 1975 (and to the Predecessor Fund, since its inception in 1994). The Advisor’s business office is located at 527 Madison Avenue, 20th Floor, New York, New York 10022-4212. Its telephone number is (212) 750-8585, and its facsimile number is (212) 980-8039.

The Advisor is responsible for providing investment research and analysis of investment opportunities and the management of the Fund’s trading and investment transactions, subject to the investment policies and restrictions described in the Prospectus and the supervision of the Board of Trustees of the Trust (the “Board”). For its services, the Advisor is entitled to receive from the Fund an annual management fee of 1.00% of the Fund’s average daily net assets, calculated daily and payable monthly.

For the fiscal year ended December 31, 2011, the Advisor received advisory fees, net of the effect of the operating expense limitation agreement, of 0.31% of the average daily net assets of the Fund. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s Annual Report dated December 31, 2011.

Portfolio Manager
The Advisor’s portfolio manager for the Fund is James Tierney.

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James Tierney was appointed Chief Investment Officer of the Advisor in 2010 and has served as a Portfolio Manager/Analyst and Senior Vice President of the Advisor since 2003; prior to that he served as a Portfolio Manager/Analyst of the Advisor since 2000. Mr. Tierney was a Senior Analyst at J.P. Morgan Investment Management following a succession of industries including energy, transportation, media and entertainment from 1992-2000. From 1990-1992, Mr. Tierney attended business school. Prior to attending business school, he was in the Equity Research Department of J.P. Morgan Investment Management from 1988-1990 following the entertainment, healthcare and finance industries. Mr. Tierney holds a B.S. degree from Providence College and an M.B.A. from Columbia University.

Mr. Tierney and the other portfolio managers of the Advisor are members of an investment research team which selects the group of securities in which various accounts, including the Fund, may invest. Mr. Tierney, who is primarily responsible for the day-to-day management of the Fund’s portfolio, selects securities from this group for investment by the Fund. Although each account managed by the Advisor has individual objectives and a unique portfolio, the Fund’s investments generally are similar to investments made by the Advisor’s other managed accounts. Mr. Tierney was the portfolio manager of the Predecessor Fund beginning in March 2009.

The SAI provides additional information about the portfolio manager’s method of compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Fund Expenses
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed, however, to waive its fees and/or pay for expenses of the Fund to ensure that the net annual fund operating expenses (excluding taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the fee cap percentage described above in the Fund’s expense table. This agreement is effective until April 30, 2013 and may be terminated by the Board.

Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years at the Advisor’s requests if the aggregate amount actually paid by the Fund for operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the limitation on Fund expenses in place either 1) at the time the Advisor waived its fees or paid the Fund’s expenses, or 2) at the time of reimbursement. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made for a period of three years from the date the expenses were waived and/or Fund expenses were reimbursed. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and will not cause the total fee paid to exceed the applicable limitation on Fund expenses. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

YOUR ACCOUNT WITH THE FUND

Share Price
The offering price of the Fund's shares is based upon the net asset value per share (“NAV”) (plus any sales charges, as applicable). The NAV is determined by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily. The Fund's NAV is typically calculated as of the close of regular trading (generally, 4:00 p.m. Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on days when you are not able to buy or sell Fund shares.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. The Board has adopted procedures in the event that the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of

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the Advisor, events have rendered the market value unreliable (see the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to:  (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Buying Fund Shares
To purchase shares of the Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments*	To Open Your Account Directly	To Open Your Account through a Selected Broker
Direct Regular Accounts	$25,000	$2,500
Direct Retirement Accounts	$25,000	$2,500
Automatic Investment Plan	$25,000	$2,500
Gift Account For Minors	$25,000	$2,500

*	There is no minimum requirement for subsequent investments.

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved Selected Broker (as defined below) (i.e., a mutual fund “supermarket,” investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A Selected Broker may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

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Customers of Selected Broker-Dealers
The Fund has authorized the use of certain broker-dealers to receive on its behalf purchase and redemption orders (“Selected Brokers”). Selected Brokers are authorized to enter into agreements with additional broker-dealers to receive purchase and redemption orders on the Fund’s behalf. The term “Selected Brokers” as used in this Prospectus will also include such authorized designees. The Fund will be deemed to have received a purchase or redemption order when a Selected Broker receives the order. Such orders will be priced at the Fund’s net asset value next computed after they are received by the Selected Broker. Selected Brokers may charge their customers a fee for their services, no part of which is received by the Fund.

Investors who purchase shares through a Selected Broker will be subject to the procedures of their Selected Broker, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those generally applicable to direct purchasers. Any charges imposed by a Selected Broker would reduce the return on an investment in the Fund. Investors should acquaint themselves with their Selected Broker’s procedures and should read this Prospectus in conjunction with any material information provided by their Selected Broker. Investors who purchase shares through a Selected Broker may or may not be the shareholder of record. Selected Brokers are responsible for promptly transmitting purchase and redemption orders to the Fund.

Additional Investments
There is no minimum subsequent investment requirment. You may purchase additional shares of the Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in the Fund by wire transfer of funds or through an approved Selected Broker. Please follow the procedures described in this Prospectus.

Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address (if different) as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Applications without such information will not be considered in good order. The Fund reserves the right to deny applications if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction.

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Timing and Nature of Requests
The purchase price you will pay for the Fund’s shares will be at the next NAV calculated after the Fund’s transfer agent (the “Transfer Agent”) or your approved Selected Broker receives your request in good order. “Good order” means that your purchase request includes:  (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check for the applicable amount payable to W.P. Stewart & Co. Growth Fund or receipt of the necessary funds as otherwise provided below. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on a business day will be processed on that same day. Requests received in good order after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be processed on the next business day and will receive the next subsequent NAV. If you purchase shares through a Selected Broker, it may have an earlier deadline for purchase and sale requests.

Methods of Buying

Through a broker- dealer or other financial intermediary
The Fund is offered through Selected Brokers. The Fund is also offered directly. An order placed with a Selected Broker or its authorized agent is treated as if such order were placed directly with the Fund, and will be executed at the next NAV calculated by the Fund. Your Selected Broker will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your Selected Broker (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The Selected Broker who offers shares may require payment of additional fees from its individual clients. If you invest through your Selected Broker, the policies and fees may be different than those described in this Prospectus. For example, the Selected Broker may charge transaction fees or set different minimum investments. Your Selected Broker is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your Selected Broker to see if it is an approved Selected Broker of the Fund or for additional information.

By mail
To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares.

To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail W.P. Stewart & Co. Growth Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery W.P. Stewart & Co. Growth Fund 803 West Michigan Street Milwaukee, Wisconsin 53233

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

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By telephone
To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-881-8803 and you will be allowed to transfer money in amounts of at least $250 from your bank account to the Fund account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) shares will be purchased in your account at the NAV (plus sales charge, if applicable) calculated on that same day. For security reasons, requests by telephone will be recorded.

By wire
To open an account by wire transfer, a completed account application must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application to the Transfer Agent. Upon receipt of your completed account application, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that funds can be correctly applied. Your bank should transmit funds by wire to:

UMB Bank, n.a.
ABA Number 10 1000 695
For credit to W.P. Stewart & Co. Growth Fund
A/C #987 187 9534

For further credit to:
“W.P. Stewart & Co. Growth Fund”
Your account number
Name(s) of investor(s)
Social security or tax ID numbers

Before sending your wire, please contact the Transfer Agent at 1-888-881-8803  to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) to be eligible for same-day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

11

Selling (Redeeming) Fund Shares

Through a broker- dealer or other financial intermediary
If you purchased your shares through an approved Selected Broker, your redemption order must be placed through the same Selected Broker. The Selected Broker must receive and transmit your redemption order to the Transfer Agent prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your approved Selected Broker may charge additional fees for its services.

By mail
You may redeem shares purchased directly from the Fund by mail. Send your written redemption request to the W.P. Stewart & Co. Growth Fund at the address indicated below. Your request must be in good order and contain the Fund name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail W.P. Stewart & Co. Growth Fund P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery W.P. Stewart & Co. Growth Fund 803 West Michigan Street Milwaukee, Wisconsin 53233

When redeeming shares by mail, a Medallion signature guarantee must be included if any of the following situations apply:

•	You wish to redeem more than $50,000 worth of shares;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	If ownership is changed on your account; or
•	When establishing or modifying certain services on your account.

By telephone
To redeem shares by telephone, call the Fund at 1-888-881-8803 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Overnight check delivery is also subject to a $15 fee (additional charges may apply for Saturday delivery). You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares up to $50,000 by instructing the Fund by phone at 1-888-881-8803. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note:  The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

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•	The Fund account number;
•	The name in which his or her account is registered;
•	The social security or tax identification number under which the account is registered; and
•	The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee
In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming their shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Payment of Redemption Proceeds
You may redeem shares of the Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or mailed on the following day to the address of record. In all cases, proceeds will be processed within seven calendar days and sent to you after your redemption request has been received.

If you purchase shares using a check and request a redemption before the check has cleared, the Fund will not consider the request to be “in good order” and will not honor the redemption request The request will need to be submitted after the check has cleared. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency, as defined by the SEC, exists making the sale of the Fund’s securities or determination of the value of the Fund’s net assets not reasonably practicable or (3) for such other periods as the SEC may permit by order.

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Other Redemption Information

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have taxes withheld generally will be subject to a 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when Federal withholding applies. Please consult with your tax professional.

The Fund typically pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price (known as redemption-in-kind). If the Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of your shares (less a 1.00% redemption fee if the shares are redeemed 6 days or less from the date of purchase) if (i) the net asset value of your shares is reduced to less than $2,500 due to redemptions made by you, or (ii) the Fund determines or has reason to believe that your ownership of such shares will cause the Fund to be in violation of, or require registration of any such shares or subject the Fund to additional registration or regulation under, the securities laws of any relevant jurisdiction. Any such mandatory redemption shall be effective as of the date designated by the Fund in a notice to the shareholder (which shall be not less than 30 calendar days after delivery or mailing of the notice of mandatory redemption). If the Fund is requiring the redemption of your shares because the net asset value of your shares has been reduced to less than $2,500 due to redemptions made by you, you will be permitted to increase your investment during the notice period to at least $2,500 to avoid automatic redemption at the net asset value as of the close of business on the proposed redemption date.

Cost Basis Information

As of January 1, 2012, federal law requires that open-end regulated investment companies report their shareholders' cost basis, gain or loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are redeemed. Covered shares are generally any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing prices, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Fund may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its

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judgment in implementing these tools to the best of its ability in a manner that the Fund believes is consistent with shareholder interests.

Redemption Fee
You will be charged a redemption fee of 1.00% of the value of the Fund’s shares being redeemed if you redeem your shares within 60 days of purchase. The “first in, first out” method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by the Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to shareholder’s death or disability, (ii) by certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, or (v) effected pursuant to an automatic non-discretionary rebalancing program. The Fund reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Monitoring Trading Practices
The Fund may monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interest of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies
Some of the following policies are mentioned above. In general, the Fund reserves the right to:
•	vary or waive any minimum investment requirement;
•	refuse, change, discontinue, or temporarily suspend account services, including purchase, or telephone redemption privileges, for any reason;
•
reject any purchase request for any reason. Generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor’s history of excessive trading);

•	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund; and
•	reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a subsequent letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the

15

account within the time period specified by state law. The Fund will take reasonable efforts to notify you prior to any transfer in order to give you an opportunity to avoid such transfer under state law.

Your broker or other Selected Broker may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other Selected Broker for details.

SERVICE FEES – OTHER PAYMENTS TO THIRD PARTIES

The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions if it deems it desirable at any other time during the year.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

If you buy shares of the Fund just before it makes a distribution (on or before the record date), you will receive some of the purchase price back in the form of a taxable distribution.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options:  (1) receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

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FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event.

Distributions of net investment income, other than “qualified dividend income,” and distributions of short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares. For taxable years beginning on or before December 31, 2012, distributions reported as qualified dividend income are taxed to individuals and other non-corporate investors at rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends paid by a Fund may qualify in part for the dividends received  deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

You may want to avoid buying shares of the Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

If you are neither a citizen nor a resident of the United States, certain dividends you receive from the Fund may be subject to federal withholding tax. To the extent that the Fund’s distributions are subject to such withholding, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding for taxable years of the Fund that began before January 1, 2012.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's and Predecessor Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund or Predecessor Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the fiscal periods ended December 31, 2011, December 31, 2010 and December 31, 2009, have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm of the Fund, whose report, along with the financial highlights, are included in the Fund's 2011 Annual Report. Financial highlights for the previous periods have been audited by other independent accountants, whose report, along with the financial highlights, are included in the Fund's 2008 Annual Report for the Predecessor Fund.

Per share operating performance
For a capital share outstanding throughout each year*

	For the Year Ended December 31,
	2011		2010		2009	1	2008	2	2007	2
Net asset value per share, Beginning of Period	$16.19	3	$14.41	3	$10.86	3	$16.53	3	$19.04	3

Income or (Loss) from Investment Operations
Net investment income/(loss)	(0.07)		(0.05)		0.03		(0.08)		(0.08)
Net realized and unrealized gain/(loss) from investments	0.20		1.87		3.52		(4.87)		0.13
Total increase/(decrease) from investment operations	0.13		1.82		3.55		(4.95)		0.05
Redemption fees	0.00	4	0.00	4	0.00	4	0.00		0.00	4
Less distributions
From net investment income	--		(0.04)		--		--		--
From net realized gains	--		--		--		(0.72)		(2.56)
Net Asset Value Per Share, End of Year	$16.32		$16.19		$14.41		$10.86		$16.53

TOTAL INVESTMENT RETURN	0.82%		12.61%		32.65%		(31.06)%		(0.03)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$16,557		$18,401		$22,132		$28,724		$58,474
Ratio of total expenses to average net assets after expenses reimbursed by the Advisor	1.32%		1.49%		1.49%		2.19%		1.97%
Ratio of total expenses to average net assets, before expenses reimbursed by the Advisor	2.01%		1.94%		2.64%		2.19%		2.37%
Ratio of net investment loss to average net assets	(0.42)%		(0.37)%		0.15%		(0.48)%		(0.35)%
Portfolio turnover	37%		27%		41%		46%		34%

1
After the close of business on November 30, 2009, holders of the W.P. Stewart & Co. Growth Fund, Inc. (the Predecessor Fund) became owners of an equal number of full and fractional shares of the W.P. Stewart & Co. Growth Fund. These shares were first offered on December 1, 2009. Additionally, the accounting and performance history of the Predecessor Fund was redesignated as that of the W.P. Stewart & Co. Growth Fund.

2	Audited by previous independent registered public accounting firm.
3
The Fund had a 10-1 stock split with ex and payable dates of May 2, 2011. See Notes to the Financial Statements. The per share table has been adjusted for the earlier periods presented to reflect the stock split.

4	This amount represents less than $0.01 per share.

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Investment Advisor
WPS Advisors, Inc.
527 Madison Avenue
New York, New York  10022

Independent Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California  90071-3106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

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W.P. Stewart & Co. Growth Fund
A series of the Investment Managers Series Trust

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The Fund’s SAI, annual and semi-annual reports are available free of charge on the Advisor’s website at http://www.wpstewart.com/WPSCOGF.aspx. You can obtain a free copy of the SAI, request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-888-881-8803 or by writing to:

W.P. Stewart & Co. Growth Fund
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI  53201

You may review and copy information including the Shareholder Reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the SECs EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Room of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- 21719)

Statement of Additional Information
April 30, 2012

W.P. STEWART & CO. GROWTH FUND (WPSGX)
a series of the Investment Managers Series Trust

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated April 30, 2012, as may be amended from time to time, of the W.P. Stewart & Co. Growth Fund (the “Fund”), a series of the Investment Managers Series Trust (the “Trust”). WPS Advisors, Inc. (the “Advisor”) is the investment advisor to the Fund. A copy of the Fund’s Prospectus may be obtained by contacting the Fund at the address or telephone number specified below.

The financial statements of the Fund are incorporated by reference from the Fund’s Annual Report to Shareholders for the year ended December 31, 2011. The financial statements of the Predecessor Fund (as defined in the SAI) contained the Annual Report to Shareholders of the Predecessor Fund for the fiscal year ended December 31, 2008, and are also incorporated herein by reference. To obtain a free copy of the Fund’s Annual Report, please call 1-888-881-8803 or visit http://www.wpstewart.com/WPSCOGF.aspx
W.P. Stewart & Co. Growth Fund
P.O. Box 2175
Milwaukee, Wisconsin  53201
1-888-881-8803

THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
MANAGEMENT OF THE FUND	13
PORTFOLIO TRANSACTIONS AND BROKERAGE	24
PORTFOLIO TURNOVER	26
PROXY VOTING POLICY	26
ANTI-MONEY LAUNDERING PROGRAM	27
PORTFOLIO HOLDINGS INFORMATION	27
DETERMINATION OF NET ASSET VALUE	29
PURCHASE AND REDEMPTION OF FUND SHARES	31
FEDERAL INCOME TAX MATTERS	32
DIVIDENDS AND DISTRIBUTIONS	41
GENERAL INFORMATION	42
FINANCIAL STATEMENTS	44
APPENDIX “A”	46

THE TRUST

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share. This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC either free of charge through the SEC’s EDGAR database on the SEC’s Internet website (www.sec.gov) or from the SEC’s Public Reference Room upon payment of the prescribed fee.

The Fund commenced operations on December 1, 2009, having acquired the assets and liabilities of W.P. Stewart & Co. Growth Fund, Inc., a Maryland corporation (the “Predecessor Fund”), at the close of business on November 30, 2009. As of the date of the acquisition, all of the holders of issued and outstanding shares of the Predecessor Fund received shares of the Fund. The Fund has the same investment objective, policies and strategies as the Predecessor Fund. As compared to the Fund, the Predecessor Fund had a different board of trustees and certain different service providers. The Fund’s fiscal year end is December 31, the same as the Predecessor Fund’s fiscal year end.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986.

INVESTMENT STRATEGIES AND POLICIES

The Fund’s investment objective is to earn capital gains for shareholders. The Fund’s investment objective is a fundamental policy of the Fund, which may not be changed without a vote of a “majority” of the outstanding shares as defined in the 1940 Act (i.e., the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares is present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund). The Advisor seeks to achieve the Fund’s investment objective by investing in common stocks of companies based on a variety of factors. Such factors include the company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Advisor, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Fund’s portfolio normally consists primarily of common stocks of U.S.-based companies listed on the New York Stock Exchange, Inc. (the “NYSE”) but also invests, from time to time, in common stocks listed on other U.S. stock exchanges, in common stocks traded through The NASDAQ Stock Market Inc. and on international exchanges. There can be no assurance that the Fund will achieve its investment objective.

       The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Market Conditions

       The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. These conditions have caused a significant decline in the value and liquidity of many securities and other instruments. It is impossible to predict whether these conditions will continue, improve, or worsen. Because this situation is widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

EQUITY SECURITIES

Common Stock

       Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

       The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility in those returns.

Preferred Stock

       Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

       The Fund’s investment in preferred stocks is subject to the credit risk related to the financial condition of the issuers of those securities. Credit ratings attempt to evaluate the safety of principal and dividend or interest payments and do not evaluate the risks of fluctuations in market value.

Mid-Cap Stocks

       Although the Fund primarily invests in large-cap stocks (i.e., in companies that have market capitalizations of $5 billion or more), it may also invest in the stocks of mid-capitalization companies, which are companies that have market capitalizations of $2 billion to $5 billion (“mid-cap”). Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more larger companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group.

Convertible Securities

       A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

FOREIGN INVESTMENTS

Foreign Securities

       The Fund may invest in stocks issued by non-U.S. companies. Such investments will normally be made through the purchase of American Depositary Receipts (“ADRs”). The Fund does not currently have any direct investments in non-U.S. stocks, but it may make such investments in the future.

       Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

       The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the euro currency or by other policy changes made by governments or quasi-governmental organizations.

       Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. Most of the foreign investments held by the Fund will not be registered with the SEC or any other U.S. regulator, nor will the issuers thereof be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

       Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

       Income from foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

       The Fund does not intend to enter into any type of transaction to hedge currency fluctuations.

       The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Depository Receipts

       ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.   Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

DEBT SECURITIES

Debt Securities

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s and/or BB or below by S&P or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer's creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation. There may be limited trading in the secondary market for particular debt securities, which may adversely affect the Fund's ability to accurately value or sell such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities. The Advisor attempts to reduce the risks described above through diversification of the Fund's portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

TEMPORARY INVESTMENTS

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in debt securities of the U.S. government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as other money market instruments. The Fund may also invest in such debt securities in order to earn a return on available cash balances pending investment or reinvestment. A Fund may not achieve its investment objectives during temporary defensive periods.

Government Obligations

       The Fund may invest in short-term U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds.

Repurchase Agreements       The Fund may acquire securities pursuant to repurchase agreements. A repurchase agreement customarily requires the seller to agree to repurchase the securities from the Fund at a mutually agreed upon time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed-upon yield for the period of time to the settlement (repurchase) date. The underlying securities (collateral) are ordinarily U.S. government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. It is the policy of the Fund to obtain possession of collateral with a market value equal to or in excess of the principal amount of the cash transferred under the agreement. If the seller defaults in its obligation to repurchase, the Fund may suffer a loss as a result of the cost in liquidating the collateral and if the collateral declines in value. Repurchase agreements are considered to be loans under the 1940 Act.

OTHER INVESTMENTS

Other  Investment Companies

       To provide maximum flexibility for the management of the Fund’s cash positions, the Fund may invest in securities of other investment companies (each, an “Underlying Fund”) that invest primarily in securities of the types in which the Fund may invest directly to the extent permitted by the 1940 Act or pursuant to an SEC order.

       Generally, under the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund’s acquisition of the securities of affiliated and unaffiliated funds is subject to the following guidelines and restrictions:
•       The Fund may own an unlimited amount of any affiliated fund’s voting securities.
•       The Fund and its “affiliated persons” may own no more than 3% of an unaffiliated fund’s voting securities, subject to the following restrictions:
i.
the Fund and the Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	the Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the purchase or acquisition of the Underlying Fund is made pursuant to an arrangement with the Underlying Fund or its principal underwriter whereby the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

•       The sales load and distribution fees paid by the Fund with respect to an Underlying Fund, aggregated with any distribution fees of the Fund, may not be excessive under FINRA rules.

•       Any Underlying Fund must have a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.
       Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

       Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

       Investment decisions by the investment advisors to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Borrowing

       The Fund is authorized to borrow money in amounts up to 33 1/3% of the Fund’s total assets (including the amount borrowed) for any purpose. The Fund also is authorized to borrow an additional 5% of its total assets (not including the amount borrowed) for temporary purposes (such as clearance of portfolio transactions, the payment of dividends and share redemptions). Neither the Fund nor the Advisor, on behalf of the Fund, presently intends to borrow more than 5% of the Fund’s net assets, except that for temporary purposes, borrowings may be up to 10% of the Fund’s net assets. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid Securities

       The Fund may hold up to 5% of the value of its total assets in illiquid securities, including certain securities which cannot be readily resold to the public because of legal or contractual restrictions, non-negotiable deposits with banks, repurchase agreements which have a maturity of longer than seven days and securities that are not readily marketable. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to consider to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods. A considerable period of time may elapse between the Fund’s decision to sell such securities and the time when the Fund is able to sell them, during which time the value of the securities could decline. Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, more than 15% of the value of the Fund’s net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

       Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “Securities Act”). Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the Securities Act, that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Fund. However, investing in Rule 144A securities could result in increasing the level of the Fund’s illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities

       The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. If voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund’s investment in the securities loaned. The Fund intends to limit its securities lending activities so that no more than 5% of the value of the Fund’s total assets will be represented by securities loaned. The Fund does not currently intend to lend securities.

Portfolio Turnover

Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the Advisor’s view, to achieve the principal objective of the Fund to provide capital gains. The rate of portfolio turnover for any fiscal year is calculated by dividing (a) the lesser of (i) the amount expended to purchase portfolio securities (excluding short-term U.S. government obligations and other short-term investments) and (ii) the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for such fiscal year by (b) the monthly average of the value of such portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during such fiscal year. The Fund’s rates of portfolio turnover for the fiscal years ended December 31, 2010 and 2011 were 27% and 37%, respectively. The rate of portfolio turnover is not a limiting factor when the Advisor deems portfolio changes appropriate to achieve the Fund’s investment objective.

Fundamental Investment Policies

The Fund has adopted certain fundamental investment policies which can be changed only with the approval of shareholders holding a majority of the total number of outstanding shares. As defined in the 1940 Act, this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares is present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

The following is a complete list of the Fund’s fundamental investment policies:

(1)	The Fund has the investment objective of seeking to earn capital gains for shareholders.

(2)
The Fund will not make short sales of securities, invest in warrants or put or call options (or combinations thereof) or purchase any securities on margin, except for short-term credits necessary for clearance of portfolio transactions.

(3)	The Fund will not issue senior securities.

(4)
The Fund may borrow money in amounts up to 33 1/3% of its total assets (including the amount borrowed) and the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes.

(5)
The Fund will not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under federal securities laws, in connection with the sale of its portfolio securities.

(6)
The Fund will not invest more than 5% of the value of its total assets in securities that cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other “illiquid” securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act that have been determined to be liquid by the Trust’s Board ofTrustees based upon the trading markets for such securities.

(7)	The Fund will not invest more than 5% of the value of its total assets in securities of companies which, including their predecessors, have a record of less than three years’ continuous operation.

(8)	The Fund will not invest more than 25% of the value of its total assets in any one industry or group of related industries.

(9)
The Fund will not invest in real estate, real estate limited partnerships or real estate mortgage loans, although the Fund may invest in marketable securities that are secured by real estate and marketable securities of companies that invest or deal in real estate or real estate mortgage loans.

(10)
The Fund will not engage in the purchase or sale of commodities or commodity futures contracts or invest in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities issued by companies that engage in such activities.

(11)
The Fund will not make loans, except that this restriction shall not prohibit the Fund from (i) purchasing publicly distributed debt securities in accordance with the Fund’s investment objectives and policies, (ii) lending portfolio securities and (iii) entering into repurchase agreements.

For purposes of fundamental investment policy (8), “industry” and “group of related industries” are determined by reference to the Standard Industrial Classification codes, as defined by the Department of Commerce and published by the SEC (and as amended from time to time).

If a percentage restriction is satisfied at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation of the foregoing restrictions. Whenever any investment policy or investment restriction states a maximum percentage of the Fund’s assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property. For purposes of fundamental investment policy (3), any borrowings that come to exceed such amounts will be reduced to the extent necessary to comply with the 1940 Act.

MANAGEMENT OF THE FUND

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data, A Broadridge Company, a provider of technology and services to asset management firms (1997-present).	47	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	47	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	47	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	47	None.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006), Partner, the Wadsworth Group, a mutual fund administration and consulting services provider (1990 – 2001).	47	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006), Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1994 – 2001).
			N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007
Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006) ; Vice President, the Wadsworth Group, a mutual fund administration and consulting services provider (1997 – 2001).
			N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a. Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

       Each Independent Trustee receives a quarterly retainer of $15,000 and $2,500 from the Trust for each special in-person meeting attended. In addition, each of Ms. Rabun, Mr. Young and Mr. Miller receives an additional $2,000 per quarter for serving as Chairperson of the Board, Audit Committee Chair and Valuation Committee Chair, respectively. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund1	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust (34 funds) Paid to Trustees1
Independent Trustees
Charles H. Miller, Trustee	$1,453	None	None	$44,000
Ashley Toomey Rabun, Trustee and Chairperson	$1,564	None	None	$47,000
William H. Young, Trustee and Audit Committee Chair	$1,564	None	None	$47,000

1	For the fiscal year ended December 31, 2011.

Mr. Zader and Mr. Banhazl are not compensated for their services as trustees because of their affiliation with the Trust.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.
The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:
•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.
In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.
The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting. The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young. It does not include any Interested Trustees. The Audit Committee met twice with respect to the Fund during the fiscal year ended December 31, 2011.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer. The QLCC meets as needed. The QLCC did not meet during the fiscal year ended December 31.

•
The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time and meets at least annually. The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller. The Nominating Committee did not meet during the fiscal year ended December 31, 2011.

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The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board. The Valuation

Committee meets as needed. The Valuation Committee is comprised of all the Trustees and is chaired by Mr. Miller, but action may be taken by any one of the Trustees. The Valuation Committee did not meet with respect to the Fund during the fiscal year ended December 31, 2011.
Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.
Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund’s Chief Compliance Officer (the “CCO”), the Advisor’s management, and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees

       Certain information regarding ownership by the Trustees of the Fund and other series of the Trust, as of December 31, 2011, is set forth in the following table.

Name of Trustee	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. Certain information regarding the principal shareholder[s] [and control persons] of the Fund as of April 2, 2012, is set forth in the following table.

Name and Address	% Record Ownership
Sandra H. Shrewsbury Trust FBO 8 Dominion Drive #101 San Antonio, TX 78257	5.48%
Arthur B. Schuller PSP & Trust 2 Lazy Oaks Carmel Valley, CA 93924	5.16%
Pershing LLC P.O. Box 2052 Jersey City, NJ 73039	5.05%

As of April 2, 2012, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Fund’s distributor, Grand Distribution Services, LLC (the “Distributor”), or any affiliate of the Advisor or Distributor.

The Advisor

The Advisor is the Fund’s investment advisor pursuant to an agreement between the Advisor and the Fund (the “Advisory Agreement”). The Advisor is a Delaware corporation which was incorporated in 1998. The Advisor is registered under the Investment Advisers Act of 1940 as an investment adviser. From February 24, 1994 (commencement of the Predecessor Fund’s investment operations) to July 1, 1998, the Predecessor Fund’s investment advisor was the predecessor of the Advisor’s parent company. The Advisor’s business office is located at 527 Madison Avenue, 20th Floor, New York, New York, 10022-4212. Its telephone number is (212) 750-8585 and its facsimile number is (212) 980-8039. The Advisor is a wholly owned subsidiary of W.P. Stewart & Co., Ltd., a Delaware corporation (“W.P. Stewart”), which is also registered as an investment adviser.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments. The Advisor also continuously monitors and maintains the Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved (i) at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement or (ii) as otherwise may be permitted by law. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty with respect to its receipt of compensation for services, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement. Under the Advisory Agreement, the Fund has also agreed to indemnify the Advisor and certain of its affiliates for losses and other claims suffered in connection with (i) the Advisor’s provision of services to the Fund, except if such losses or claims resulted from an action or omission for which the Advisor would not have been excused from liability as described above and (ii) the actions or omissions of the Trust, the Fund or any of their other agents or service providers.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on an annual rate of 1% of the Fund’s average daily net assets.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) to the limit set forth in the Expense Table in the Prospectus (the “expense cap”). Any such reduction made by the Advisor in its fees or payment of may be reimbursed by the Fund within three years at the request of the Advisor provided the reimbursement does not cause the Fund’s aggregate amount of operating expenses for such fiscal year to exceed the limitation on the Fund expenses in place either 1) at the time the Advisor waived its fees or paid the Fund’s expenses, or 2) at the time of reimbursement. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

            For the fiscal years ended December 31, 2011, andDecember 31, 2010, and for the fiscal period from December 1, 2009, to December 31, 2009, the Fund paid the following advisory fees to the Advisor and the Advisor reimbursed the following expenses to the Fund:

	Management Fees Paid to Advisor	Expenses Reimbursed by the Advisor
Fiscal Year Ended December 31, 2011 Fiscal Year Ended December 31, 2010	$165,704 $193,796	$113,901 $87,832
Fiscal Period Ended December 31, 2009*	$20,710	$0

*	The Fund commenced operations on December 1, 2009, upon the reorganization of the Predecessor Fund into the Fund.

For the fiscal period ended November 30, 2009, the Predecessor Fund paid the following advisory fees to the Advisor and the Advisor reimbursed the following expenses to the Predecessor Fund:

	Management Fees Accrued by Advisor	Expenses Reimbursed by the Advisor
Fiscal Period from January 1, 2009 through November 29, 2009	$247,965	$307,916

Beginning January 1, 2008, the Predecessor Fund paid the Advisor an advisory fee of 1% of the average daily net assets of the Predecessor Fund. As of January 1, 2009, the Advisor contractually agreed to pay or reimburse the Predecessor Fund for all operating expenses of the Predecessor Fund so that the ratio of its net expenses to average net assets did not exceed 1.49% on an annualized basis. Prior to January 1, 2009, the Advisor had voluntarily agreed to waive advisory fees and/or reimburse expenses of the Predecessor Fund so that total Predecessor Fund operating expenses did not exceed 2.5% of the average annual net assets of the Predecessor Fund up to $30 million, 2% of the next $70 million of average annual net assets of the Predecessor Fund up to $100 million, and 1.5% of the average annual net assets of the Predecessor Fund in excess of $100 million (the “Predecessor Fund Cap”).

Portfolio Manager

The Advisor’s portfolio manager for the Fund is Mr. James Tierney, who is responsible for the day-to-day management of the Fund’s portfolio. The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within various categories as of December 31, 2011:

			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	--	$0	--	$0
Other Pooled Investments	--	$0	--	$0
Other Accounts	59	$120 million	--	$0

Potential Material Conflicts of Interest. The Advisor manages and expects to continue to manage other investment and trading accounts with objectives similar in whole or in part to those of the Fund, including other collective investment vehicles which may be managed or sponsored by the Advisor and in which the Advisor may have an equity interest. The Trust requires that the Advisor act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Fund, but does not otherwise impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunities to the Fund or any restrictions on the nature or timing of investments for the account of the Fund and for the Advisor’s own account or for other accounts which the Advisor may manage. The Advisor is not obligated to devote any specific amount of time to the affairs of the Fund and is not required to give exclusivity or priority to the Fund in the event of limited investment opportunities.

When the Advisor determines that it would be appropriate for the Fund and one or more of its other investment accounts to participate in an investment opportunity, the Advisor will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis. If the Advisor determines to invest at the same time for more than one of the investment accounts, the Advisor, in accordance with its procedures, may place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it may average the prices paid. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Advisor may allocate the investments among the different accounts on a basis that it considers equitable (typically pro rata at average price).

The Advisor selects the brokers to be used for the Fund’s transactions, and the Advisor’s affiliate is permitted to act as broker for the Fund. See “Portfolio Transactions and Brokerage.”

Compensation. Mr. Tierney, the Fund’s portfolio manager, is compensated by the Advisor, not by the Fund. Mr. Tierney’s compensation is established by the  Advisor’s parent, W.P. Stewart, based upon a portion of the total compensation pool that is available for employee compensation. Under the terms of an employment agreement between the portfolio manager and the Advisor, the portfolio manager’s compensation has both a fixed and variable component. The fixed portion of such compensation is a specified amount set each year. The variable portion of Mr. Tierney’s compensation is neither determined nor dependent upon the Fund’s performance but rather is based upon an evaluation of his responsibilities as an analyst/portfolio manager of the Advisor. Additional variable components of Mr. Tierney’s compensation are (1) based upon a performance of the firm’s U.S. Equity Composite, which does not include the Fund and (2) an eligibility to receive a percentage of certain performance fees, if any, earned by a team of portfolio managers. Finally, Mr. Tierney may receive a percentage of his overall compensation in the form of restricted stock of W.P. Stewart, which vests over time.

Securities Owned in the Fund by the Portfolio Manager.  As of December 31, 2011, the portfolio manager owned the following securities in the Fund:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
James Tierney	None

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin 53233, and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66,  Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), act as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator's willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

As compensation for their services, the Fund pays the Co-Administrators an administration fee payable monthly at the annual rate set forth below as a percentage of the Fund’s average daily net assets (Subject to a $30,000 minimum per year):

Net Assets	Rate
First $150 million	0.10%
Next $100 million	0.08%
Thereafter	0.05%

The Fund paid to the Co-Administrators the following administration fees:

Administrator Fees*
Fiscal Year Ended December 31, 2011	$34,000
Fiscal Year Ended December 31, 2010	$34,000
Fiscal Period Ended December 31, 2009*	$2,833

*	Prior to December 1, 2009, the Predecessor Fund was serviced by a different administrator.

UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin 53233, also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a. (the “Custodian”), an affiliate of UMBFS, is the custodian of the assets of the Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Fund.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania  19103 is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services.

Bingham McCutchen LLP (“Bingham”), 355 South Grand Avenue, Suite 4400, Los Angeles, California 90071, serves as counsel to the Trust and provides counsel on legal matters relating to the Fund. Bingham also serves as independent legal counsel to the Board of Trustees.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with Grand Distribution Services, LLC, 803 W. Michigan Street, Milwaukee, Wisconsin  53233 (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor, provides certain administrative services and arranges for the sale of the Fund’s shares. The offering of the Fund’s shares is continuous. The Distributor, UMBFS and Custodian are affiliated companies. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf  of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Revenue Sharing

The Advisor or its affiliates may, at their own expense out of their own financial resources, make cash payments to some but not all brokers, dealers, or financial intermediaries (“Intermediaries”) that sell shares of the Fund or provide other services, such as shareholder services. Because the payments are not made by the Fund, the Fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to Intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Intermediary. Cash compensation also may be paid from the Advisor’s or its affiliates’ own resources to Intermediaries for inclusion of the Fund on a platform or sales list, including a preferred or select sales list, or in other programs. These payments sometimes are referred to as “revenue sharing.” Revenue sharing payments may be equal to: (i) a percentage of net sales; (ii) a percentage of net assets; and/or (iii) a fixed dollar amount. From time to time, the Advisor or its affiliates also may provide cash or non-cash compensation to the Intermediaries in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for an Intermediary to recommend or sell shares of the Fund to you. Please contact your Intermediary for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio securities transactions generally will be effected through brokers on securities exchanges or directly with the issuer or an underwriter or market maker for the securities. Purchases and sales of portfolio securities through brokers involve a commission to the broker. Purchases and sales of portfolio securities with dealers serving as market makers include the spread between the bid and the asked prices.

As described in the Prospectus, the Fund is non-diversified and tends to take larger positions in fewer different portfolio companies than most other mutual funds. In addition, the Advisor may select the same investments for the Fund as for its other managed accounts, resulting in a large volume of trades on the same day in any particular security. In an effort to obtain best execution for its clients in the aggregate, including the Fund, the Advisor takes into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

Prior to December 1, 2010, the Fund’s brokerage transactions were typically effected through the Advisor’s affiliate, W.P. Stewart Securities LLC (“WPS Securities”) with trades being executed and cleared through other broker-dealers. WPS Securities conducted any brokerage services it performed for the Fund in compliance with the requirements of Section 17(e)(2) of the Act and Rule 17e-1 thereunder, and in accordance with procedures adopted by the Trust’s Board of Trustees designed to ensure such compliance. WPS Securities charged the Fund (and charged the Predecessor Fund) commissions not exceeding the rates charged by WPS Securities to the Advisor's institutional customers for similar trades at the time of execution. WPS Securities ceased operations as of December 1, 2010. The Fund paid the following brokerage commissions:

Broker Commissions
For the fiscal year ended December 31, 2011	$ 8,901
For the fiscal year ended December 31, 2010	$ 4,095

The table below indicates the portion of the Fund’s aggregate brokerage commissions for the fiscal year ended December 31, 2011 (from the table above) that was directed to brokers who, in addition to providing trade execution, also supplied the Fund with research, statistical and other services.

For the fiscal year ended December 31, 2011
Aggregate Value of Securities Traded	Soft Dollar Commission
$14,378,862	$ 8,901

For the period from December 1, 2009 through December 31, 2009, the Fund paid WPS Securities brokerage commissions of $0 on trades of portfolio securities and paid $302 to reimburse WPS Securities for execution-related services provided and charged by unrelated third parties.

For the period January 1, 2009 through November 30, 2009 the Predecessor Fund paid WPS Securities brokerage commissions of $0 on trades of portfolio securities and paid $1,966 to reimburse WPS Securities for execution-related services provided and charged by unrelated third parties.

Brokerage transactions will be executed by other brokers and dealers selected by the Advisor on the basis of a variety of factors, including the following: the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research and related services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Advisor’s other selection criteria. Research and related services furnished by brokers may include written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services, as well as discussions with research personnel, along with hardware, software, databases and other news, technical and telecommunications services and equipment utilized in the investment management process. The Advisor may pay higher commissions to brokerage firms that provide it with such investment and research information if the Advisor determines such prices or commissions are reasonable in relation to the overall services provided. Research and related services provided by broker-dealers used by the Fund may be utilized by the Advisor or its affiliates in connection with its investment services for other accounts and, likewise, research and related services provided by broker-dealers used for transactions of other accounts may be utilized by the Advisor in performing its services for the Fund. The Advisor will make appropriate allocations so that it bears the cost of any such services used for purposes other than for investment management, for example, for administration.

PORTFOLIO TURNOVER
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes. The portfolio turnover rates for the fiscal years ended December 31, 2011, and 2010, were 37% and 27%, respectively.

PROXY VOTING POLICY
The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (“Advisor’s Proxy Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix A for the Advisor’s Proxy Policies and Guidelines. This policy is intended to serve as a guideline and to further the economic value of each security held by the Fund. The Trust’s CCO will review this policy on a regular basis. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and the Fund’s interests, the Advisor will resolve the conflict by following the policy guidelines or the recommendation of an independent third party.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30th each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-881-8803 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including lists maintained by the Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Fund has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Fund. The Disclosure Policy applies to the Fund, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP, and the Fund’s independent registered public accounting firm, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Fund and its Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Fund. The Fund’s Policy is implemented and overseen by the CCO of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public (1) when it has been posted to the Fund's public website (www.wpstewart.com/WPSCOGF.aspx.) or (2) when it has been included in periodic regulatory filings on the SEC's website (www.sec.gov). In addition, management of the Fund may make its portfolio holdings publicly available by making such information available to any person who calls the Fund’s toll-free number at 1-888-881-8803, no earlier than five days following the effective date of such information (e.g., information as of January 31 may be made available no earlier than February 5).
Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy. Pursuant to the Disclosure Policy, the Fund or its Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) certain of the Fund’s Service Providers and others who need access to such information daily in the performance of their contractual or other duties and responsibilities to the Fund (e.g., custodians, accountant, the Advisor, Interested Trustees and, administrators) and who are subject to duties of confidentiality imposed by law or contract, (ii) certain of the Fund’s Service Providers and others who need access to such information on an as needed basis, typically quarterly, in the performance of their contractual or other duties and responsibilities to the Fund (e.g., independent accountants, attorneys and Independent Trustees) and who are subject to duties of confidentiality imposed by law or contract,(iii) brokers who execute trades for the Fund, (iv) evaluation service providers (as described below) and (v) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Fund has a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Fund or its authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Fund’s non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or its Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Other Entities. Pursuant to the Disclosure Policy, the Fund or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the CCO and the President of the Trust. The CCO will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

Current Arrangements Regarding Disclosure of Portfolio Holdings  As of the date of this SAI, the Trust or the Fund has on-going business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust:  (i) WPS Advisors, Inc. (the Advisor), MFAC and UMBFS (the Trust's Co-Administrators), and UMB Bank, n.a. (the Custodian) pursuant to investment management, administration and custody agreements, respectively, under which the Fund’s portfolio holdings information is provided daily on a real-time basis (i.e., with no lag time); (ii) Tait, Weller & Baker, LLP (accountants), Bingham McCutchen LLP (attorneys) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information, and (iii) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided quarterly after the end of the previous fiscal quarter, with a 60-day time lag and no earlier than the date such information is filed on the SEC’s EDGAR system on Form N-Q (for the first and third fiscal quarters) or the Annual or Semi-Annual Report is mailed to shareholders (for the second and fourth fiscal quarters) as applicable.

DETERMINATION OF NET ASSET VALUE
The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

An example of how the Fund calculated the NAV as of December 31, 2011 is as follows:

$16,557,157	=	$16.32
1,014,609*

*	Per share value represents 10 for 1 stock split on May 2, 2011.

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency, as defined by the SEC, exists, making the sale of the Fund’s securities or determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit by order.

Redemptions In Kind. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year to be taxed as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

       As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement.   In order to avoid liability for federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i)  98% of its ordinary income for such year, (ii 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund's policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) for taxable years beginning on or before December 31, 2012, to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. For taxable years beginning on or before December 31, 2012, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and certain qualified foreign corporations provided that certain holding period and other requirements are met), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

       Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Dividends paid by the Fund may qualify in part for the dividends received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund's investment policies, it is expected that dividends from domestic corporations will be part of the Fund's gross income and that, accordingly, a portion of the distributions by the Fund will be eligible for treatment as qualified dividend income and for the dividends received deduction. However, the portion of the Fund's gross income attributable to qualified dividend income and qualifying dividends is largely dependent on the Fund's investment activities for a particular year and, therefore, cannot be predicted with any certainty. Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and distributions from the Fund will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts for taxable years beginning after December 31, 2012.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Any loss realized upon redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The Fund's transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund's securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

The Fund's transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered "Section 1256 contracts" for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of the Fund.

The Fund's entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to leverage itself by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may resulting additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes. The Fund does not expect to satisfy the requirements for passing through to its shareholders their respective pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Fund may invest in some countries. If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on either the Fund or shareholders with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax generally does not apply to distributions of net capital gains. For Fund taxable years that began before January 1, 2012, the 30% withholding tax also will not apply to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from a Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Distributions paid after December 31, 2013 and redemption payments paid after December 31, 2014 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate notwithstanding the status of any such amounts as capital gain dividends, short-term capital gain dividends or interest-related dividends.  Distributions paid after December 31, 2013  and redemption payments paid after December 31, 2014to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications.  The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including most qualified retirement plans and funded nonqualified plans of deferred compensation (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on the persons who are the fiduciaries responsible for investing the assets of an ERISA Plan, including exclusive benefit of participants, prudence, diversification, absence of prohibited transactions, conformity of governing documents, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that, to meet the prudence standard, a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is reasonably designed to further the ERISA Plan’s purposes in view of the risk of loss and opportunity for gain, the diversification of the Plan’s portfolio, an examination of the liquidity and current return factors relative to cash flow needs, and the projected return of the portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with the foregoing responsibilities under ERISA. A fiduciary may need to take other factors into consideration if the ERISA Plan permits participants to direct the investment of their accounts and the Fund is offered as an investment alternative under the ERISA Plan. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

After an investment in the Fund has been made by an ERISA Plan, the fiduciaries responsible for that ERISA Plan’s investment decisions must periodically review the investment to determine whether it continues to satisfy the prudence and other requirements under ERISA. It is noted that, since the Fund is a mutual fund, the underlying assets of the Fund are not “plan assets,” within the meaning of the applicable ERISA regulations. Consequently, the fiduciaries of an investing ERISA Plan would not normally have responsibility for the investment decisions made by or on behalf of the Fund with respect to those underlying assets.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Statement of Additional Information is, of necessity, general and may be affected by future judicial decisions and administrative regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of shares.

PERFORMANCE

From time to time, the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. All performance information supplied by the Fund is historical and is not intended to indicate future returns. The Fund’s total return fluctuates in response to market conditions and other factors. The value of the Fund’s shares when redeemed may be more or less than their original cost.

In performance advertising, the Fund may compare its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or other companies that track the investment performance of investment companies (“Fund Tracking Companies”). The Fund may also compare any of its performance information with the performance of recognized stock indices, including but not limited to the Standard & Poor’s 500 Index. In addition, the Fund may refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Total Return Calculations

Standardized total returns quoted in advertising and sales literature reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s NAV per share over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Average annual total return before taxes is calculated by finding the average annual compounded rates of return of a hypothetical investment, over the one year, five year and since inception periods of the Fund, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV

where:
P	=	a hypothetical initial payment of $1,000
T	=	average annual total return
n	=	number of years
erv	=	ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

The calculation (i) assumes all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the period, (ii) includes all recurring fees that are charged to all shareholder accounts, (iii) assumes complete redemption at the end of the 1, 5, or 10 year periods to determine the ending redeemable value, and (iv) does not take into account any federal or state income taxes that may be payable upon redemption.

Returns may also be calculated on certain after-tax bases (and are so presented in the Prospectus) under similar assumptions and using similar formulae as specified by the Commission except as set forth below. For example, returns may be calculated after taxes on distributions, which assume reinvestments of the amount of any distributions less applicable taxes on such distributions. In calculating such returns, T and ERV in the formula referenced above are replaced with T and ATVD, respectively, as follows:

T	=	average annual total return (after taxes on distributions)
ATVD	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption but not after taxes on redemption

Returns also may be calculated after taxes on distributions and the sale (redemption) of Portfolio shares. In calculating such returns, T and ERV in the formula referenced above are replaced with T and ATVDR, respectively, as follows:

T	=	average annual total return (after taxes on distributions and redemptions)
ATVDR	=
ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

After-tax returns assume the highest individual federal income tax rate for each year included in the calculation. After tax returns do not reflect the effect of state and local taxes, the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In addition to average annual total return, the Fund may quote unaveraged or compounded total returns reflecting the simple change in value of an investment over a stated period. Such total returns are calculated according to the following formula:

(ERV-P)/P

where:
P	=	a hypothetical initial payment of $1,000
ERV	=	ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

Other Advertisement Matters

The Fund may also include various other information in its advertisements. Information included in the Fund’s advertisements may include, but is not limited to (i) certain of the Fund’s portfolio holdings as of certain dates, and (ii) historical information as to the Fund’s net asset value (with or without dividends), as of one or more dates.

Information regarding portfolio holdings or transactions, or related discussions, should not be considered as a recommendation to purchase or sell a particular security. Further, there is no assurance as of the date of publication of the advertisement or other material, that any securities discussed as having been purchased remain in a Fund’s portfolio or that securities discussed as having been sold have not been repurchased. Additionally, securities discussed as purchased or held do not represent a Fund’s entire portfolio and in the aggregate may represent a small percentage of a Fund’s portfolio.

DIVIDENDS AND DISTRIBUTIONS

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year the Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to federal income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005. The Trust changed its name to Investment Managers Series Trust on December 3, 2007. The Trust currently consists of several series of shares of beneficial interest, par value of $0.01 per share. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA  91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the Act. These codes of ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

The Fund will furnish to its shareholders annual reports containing financial statements examined by the Fund’s independent registered public accounting firm as soon as practicable after the end of the fiscal year of the Fund. The Fund will furnish, without charge, copies of its latest semi-annual and annual reports to shareholders upon request.

The audited financial statements and report of the Fund’s independent accountants for the Fund’s fiscal year ended December 31, 2011 are incorporated by reference into this Statement of Additional Information from the annual report to shareholders for the year ended December 31, 2011. The Fund’s annual report to shareholders can be obtained free of charge upon request in writing or by telephoning the Fund.

The financial statements of the Fund included in the annual report to shareholders for the year ended December 31, 2011have been incorporated herein by reference, in reliance with respect to the annual report, on the report of Tait, Weller & Baker LLP, independent registered public accounting firm, given on the authority of that firm as experts in auditing and accounting.

APPENDIX “A”
ADVISOR’S PROXY POLICIES AND GUIDELINES

The Fund has delegated the responsibility for voting proxies of its underlying portfolio securities to its investment adviser, WPS Advisors, Inc. (“WPS Inc.”). This delegated authority may be exercised by its parent company, W.P. Stewart & Co., Ltd. (“WPS Ltd.”). WPS Inc., an adviser registered with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”), provides investment advisory services to the Fund. WPS Inc., in conjunction with WPS Ltd., has adopted proxy-voting procedures, including those designed to address any material conflicts of interests between WPS Inc. and the Fund (the “Advisor Procedures”).

WPS Ltd. and W.P. Stewart Asset Management Ltd., each an investment adviser registered with the SEC pursuant to the Advisers Act, provide investment advisory services to individual clients, institutions, pension plans, pooled investment vehicles and funds (the “Advisory Clients”), and through WPS Ltd.’s subsidiary, to W.P. Stewart & Co. Growth Fund (the “Fund” and, together with the Advisory Clients and Fund shareholders, the “Clients”). WPS Ltd. and W.P. Stewart Asset Management Ltd., in their capacity as advisers to the Advisory Clients and WPS Inc., as adviser to the Fund, are collectively referred to herein each as an “Advisor” and, collectively, as the “Advisors.” The responsibility of the Advisors under the Procedures is limited to the proxies of the securities under their direct management.

The Advisors have prepared these proxy-voting procedures (the “Procedures”) in accordance with, and for the purpose of complying with, rules related to proxy voting promulgated by the SEC under the Advisers Act and the Investment Company Act of 1940, as amended. Specifically, pursuant to Rule 204-2(c)(2) and Rule 206(4)-6 under the Advisers Act, the Procedures must: (i) be written; (ii) set forth the process by which the Advisor evaluates the issues presented by a proxy and a record of the Advisor’s decisions as to how the proxy will be voted; and (iii) adopt and implement procedures that are reasonably designed to insure that the Advisor votes proxies in the best interests of its Client, which include how the Advisor addresses material conflicts of interest between the Advisor and any of its Clients.

All decisions about how to vote a proxy with respect to a Client account will be made in accordance with the best investment interests of our Clients, including stated investment objectives and in accordance with applicable statutory and regulatory requirements, and Client agreements, and the related factors that an Advisor believes appropriate and consistent with its fiduciary duties to its Clients.

Proxy Voting Procedures

All proxies received by an Advisor will be sent to the Advisor’s Director of Operations. The Director of Operations will:

(1) Keep a record of each proxy received;

(2) Determine which accounts managed by the Advisor hold the security to which the proxy relates;

(3) Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Advisor must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place;

(4) Identify Routine Items, Non-Routine Items and Conflict of Interest Items on the proxy and determine whether a specific policy of the Advisor applies to the Non-Routine Items and Conflict of Interest Items.

•
Identify any conflicts that exist between the interests of the Advisor and its Clients. This examination will include a review of the relationship of the Advisor and its affiliates with the issuer of each security to determine if the issuer is a Client of the Advisor or one of its affiliates or has some other relationship with the Advisor.

(5) Vote a Routine Item (one that has no corporate governance implications), a Non-Routine Item or Conflict of Interest Item according to the Advisor’s Specific Policy; the Director of Operations should vote these proxies by completing them and mailing them in a timely and appropriate manner; and

(6) If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, the Director of Operations shall follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.

Proxy Voting Policies

Each Advisor will vote proxies in the best interests of its Clients and in accordance with the following policies:

Specific Voting Policies

       Routine Items:

Election of Directors:

1. The Advisor will generally vote FOR the election of directors.

Independent Registered Public Accounting Firm:

2. The Advisor will generally vote FOR the selection of the independent registered public accounting firm.

Reclassification of Common Stock:

3. The Advisor will generally vote FOR increases in or reclassification of common stock.

Amendments to Charter or By-laws:

4. The Advisor will generally vote FOR management recommendations adding or amending indemnification provisions in charter or by-laws.

Changes in Board of Directors:

5. The Advisor will generally vote FOR changes in the board of directors.

Independent Director Compensation:

6. The Advisor will generally vote FOR outside director compensation.

State of Incorporation:

7. The Advisor will generally vote AGAINST proposals that a company reincorporate in another state.

Shareholder Rights:

8. The Advisor will generally vote FOR proposals which provide for confidential voting, the right to call special meetings as well as the ability to act by written consent.

Non-Routine and Conflict of Interest Items will be considered on a case-by-case basis with the following general principles as guidelines:

Non-Routine Matters:

Mergers and Corporate Restructurings:

1. The Advisor will generally vote FOR management proposals for a merger or reorganization if the transaction appears to offer fair value.

2. The Advisor will generally vote AGAINST shareholder resolutions that consider non-financial impacts of mergers.

Anti-Takeover Measures:

3. The Advisor will generally vote AGAINST anti-greenmail provisions.

4. The Advisor will generally vote FOR poison pill anti-takeover provisions.

Capital Structure:

5. The Advisor will generally vote FOR proposals to reduce the par value of stock, increase the number of authorized shares, restore preemptive rights, stock splits and the creation of preferred stock that cannot be used as a takeover defense.

Proxy Contests:

6. The Advisor will generally vote on a case-by-case basis in a contested election of directors considering the factors that include the long-term financial performance of the company, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Executive and Director Compensation:

7. The Advisor will generally vote AGAINST shareholder proposals capping compensation, requiring compensation be submitted for shareholder vote, that all executive compensation be disclosed and that the director’s fees only be paid in stock.

Social Responsibility:

8. The Advisor will consider proposals concerning social and environmental issues on a case-by-case basis and cast a vote in a manner that it believes will enhance the economic value of the company.

Conflicts of Interest

1. If the Advisor has a direct or indirect interest in any issue that is the subject of a proxy to be voted for a Client’s account, the Advisor shall (a) disclose to the Client in writing the substance of the Advisor’s interest in the issue and shall seek from the Client written direction on how such issue is to be voted, and (b) if the Advisor does not receive written direction from a Client on how to vote on an issue on which the Advisor has a direct or indirect interest, the Advisor shall resolve the conflict by voting client securities based upon the recommendations of the issuer’s management.

2. In lieu of the procedures outlined in paragraph 1 above, in the event of a conflict of interest, the Advisor may retain an independent firm that analyzes proxies and provides research and objective vote recommendations, which firm shall provide detailed analysis and voting recommendations for each proxy matter for which there is a perceived conflict.

3. This existence of an issue in which the Advisor has a direct or indirect interest shall not prevent the Advisor from voting on other issues on the same proxy on which the Advisor does not have a conflict of interest.

PART C: OTHER INFORMATION

W.P. Stewart & Co. Growth Fund

ITEM 28.	EXHIBITS

(a)	(1) Agreement and Declaration of Trust of Registrant(1)
(2)  Certificate of Trust (1)
(3)  Amendment to Certificate of Trust (1)
(4)  Amendment to Certificate of Trust (2)
(5)  Amendment to Certificate of Trust (8)
(6)  Amendment to Agreement and Declaration of Trust (2)
(7)  Amendment to Agreement and Declaration of Trust (4)
(8)  Amendment to Agreement and Declaration of Trust (5)
(9)  Certificate of Designation of W.P. Stewart & Co. Growth Fund (7)
(b)  Amended By-Laws of Registrant (6)
(c)  Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.
(d) Investment Advisory Agreement (7)
(e)  Distribution Agreement (3)
(f)  Bonus or Profit Sharing Contracts is not applicable.
(g) Custody Agreement (3)
(h)  Other Material Contracts
(1)  Amended and Restated Transfer Agency Agreement (5)
(2)  Amended and Restated Fund Accounting Agreement (5)
(3)  Amended and Restated Co-Administration Agreement (5)
(4)  Operating Expense Agreement (9)
(5)  Trademark License Agreement (7)
(i)  Legal Opinion (7)
(j)  Consent of Independent Registered Public Accounting Firm – Filed herewith
(k)  Not applicable
(l)  Initial Subscription Agreement (7)
(m) Rule 12b-1 Plan - Not applicable
(n) Rule 18f-3 Plan – not applicable
(o)  Powers of Attorney (3)
(p)  Code of Ethics
(1) Code of Ethics of the Trust (3)
(2) Codes of Ethics of the Advisor (7)
(3) Code of Ethics of Distributor (10)

(1) Previously filed in Registrant's Post-Effective Amendment No. 14 as filed with the Commission on March 31, 2006.
(2) Previously filed in Registrant’s Post-Effective Amendment No. 29 filed with the Commission on December 5, 2007.
(3) Previously filed in Registrant’s Post-Effective Amendment No. 31 filed with the Commission on February 1, 2008.
(4) Previously filed in Registrant’s Post-Effective Amendment No. 33 filed with the Commission on March 14, 2008.
(5) Previously filed in Registrant’s Post-Effective Amendment No. 56 filed with the Commission on April 1, 2009.
(6) Previously filed in Registrant’s Post-Effective Amendment No. 34 filed with the Commission on March 31, 2008.
(7) Previously filed in Registrant’s Post-Effective Amendment No. 71 filed with the Commission on October 19, 2009.
(8) Previously filed in Registrant’s Post-Effective Amendment No. 73 filed with the Commission on December 30, 2009.
(9) Previously filed in Registrant’s Post-Effective Amendment No. 145 filed with the Commission on April 29, 2011.
(10) Previously filed in Registrant’s Post-Effective Amendment No. 179 filed with the Commission on September 28, 2011.

ITEM 29.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30.    INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement between the Trust and Grand Distribution Services, LLC (the “Distributor”), the Trust has agreed to indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Indemnitees”), free and harmless (a) from and against any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Distributor and/or each of the Distributor Indemnitees may incur under the 1933 Act, the 1934 Act, any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and any of the Distributor Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor in writing for the purpose of, and used in, the preparation thereof; (b) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur in connection with this Agreement or the Distributor’s performance hereunder, except to the extent the Losses result from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement, (c) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur resulting from the actions or inactions of any prior service provider to the Trust or any Funds in existence prior to, and added to Schedule A after, the date of this Agreement, or (d) from and against any and all Losses which Distributor and/or each of the Distributor Indemnitees may incur when acting in accordance with instructions from the Trust or its representatives; and provided further that to the extent this agreement of indemnity may require indemnity of any Distributor Indemnitee who is also a trustee or officer of the Trust, no such indemnity shall inure to the benefit of such trustee or officer if to do so would be against public policy as expressed in the 1933 Act or the 1940 Act.

ITEM 31.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.    PRINCIPAL UNDERWRITER

(a)	Grand Distribution Services, LLC currently serves as distributor of the shares of the Stewart Capital Mutual Funds.

(b)	To the best of Registrant’s knowledge, the officers of Grand Distribution Services, LLC, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH GRAND DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT
Robert J. Tuszynski 803 W. Michigan Street Milwaukee, WI 53233	President	Vice President

Christine L. Mortensen 803 W. Michigan Street Milwaukee, WI 53233	Treasurer	None

Constance Dye Shannon 803 W. Michigan Street Milwaukee, WI 53233	Secretary	None

Karen Fay Luedtke 803 W. Michigan Street Milwaukee, WI 53233	Chief Compliance Officer	None

(c)	Not applicable.

ITEM 33.    LOCATION OF ACCOUNTS AND RECORDS.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Co-Administrator	UMB Fund Services, Inc. 803 W. Michigan Street Milwaukee, WI 53233
Registrant’s Co-Administrator	Mutual Fund Administration Corporation 2220 E. Route 66, Suite 226 Glendora, California 91740
Registrant’s Custodian	UMB Bank, n.a. 1010 Grand Boulevard Kansas City, Missouri, 64141
Registrant’s Investment Adviser	WPS Advisors, Inc. 527 Madison Avenue New York, NY 10022
Registrant’s Distributor	Grand Distribution Services, LLC 803 W. Michigan Street Milwaukee, WI 53233

ITEM 34.    MANAGEMENT SERVICES

Not applicable

ITEM 35.    UNDERTAKINGS

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 30th day of April, 2012.

INVESTMENT MANAGERS SERIES TRUST

By:	/s/ John P. Zader
John P. Zader, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 30th day of April, 2012, by the following persons in the capacities set forth below.

Signature	Title
†
Ashley Toomey Rabun	Trustee
†
William H. Young	Trustee
†
Charles H. Miller	Trustee
/s/ John P. Zader
John P. Zader	Trustee and President

†
Eric M. Banhazl /s/ Rita Dam	Trustee and Vice President
Rita Dam	Treasurer and Principal Financial and Accounting Officer

† By /s/Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 31 on February 1, 2008.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Independent Registered Public Accounting Firm	EX99.28.j